UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2025 (July 12, 2024)

ABVC BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40700	26-0014658
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44370 Old Warm Springs Blvd. Fremont, CA	94538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (510) 668-0881

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ABVC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 9, 2025, ABVC BioPharma, Inc. (the "Company") received a notification from Nasdaq granting the Company an additional 180 days, until July 7, 2025, to meet the minimum bid price requirement of $1.00 per share, as outlined in Nasdaq Listing Rule 5550(a)(2) (the “Rule”).

On July 12, 2024, the Company disclosed that Nasdaq had informed it that its stock had failed to maintain the minimum bid price over the preceding 30 business days. At that time, the Company was given until January 6, 2025, to regain compliance. The current extension was granted based on the Company’s adherence to other listing requirements and assurance that it would take necessary steps to meet the compliance.

To satisfy the Rule, the Company’s common stock must achieve a closing bid price of at least $1.00 for a minimum of ten consecutive trading days within this extension period; if successful, Nasdaq will confirm compliance with the Rule and close this matter. If compliance is not achieved by the new deadline, Nasdaq may initiate delisting procedures, which the Company would have the right to appeal.

This extension has no immediate impact on the Company’s listing, and its stock will continue to trade on the Nasdaq Capital Market under the ticker symbol "ABVC." The Company is actively monitoring its stock price and evaluating potential measures to ensure compliance within the given timeframe, including executing a reverse stock split.

Item 7.01 Regulation FD Disclosure.

On January 13, 2025, the Company plans to issue a press releases announcing the additional 180-day extension to regain compliance with the minimum bid price requirement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release
104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABVC BioPharma, Inc.

January 10, 2025	By:	/s/ Uttam Patil
Uttam Patil
Chief Executive Officer